MFS(R) GLOBAL TOTAL RETURN FUND

                      Supplement to the Current Prospectus

The second paragraph of the "Management of the Fund" - "Investment Adviser" section of the prospectus is hereby restated as follows:

MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For these services, the fund pays MFS an annual management fee computed and paid monthly, in an amount equal to the sum of 0.84% of the first $500 million of the fund's average daily net assets and 0.75% of the amount in excess of $500 million.

               The date of this Supplement is September 10, 2003.